Other operating income	12 Months Ended
Dec. 31, 2023
Other operating income
Other operating income
17.	Other operating income

	Year Ended
	December 31,
(in thousands of $)	2023	2022	2021
Grants	$2,538	$2,186	$4,398
Research and development incentives	27,815	19,502	13,970
Payroll tax rebates	11,925	8,576	12,621
Change in fair value on non-current financial assets	—	4,256	11,152
Total other operating income	$42,278	$34,520	$42,141

17.1	Research and development incentives

The Company has accounted for a tax incentive following a research and development tax incentive scheme in Belgium according to which the incentive will be refunded after a five year period, if not offset against the current tax payable over the period.

17.2	Payroll tax rebates

The Company accounted for payroll tax rebates as a reduction in withholding income taxes for its highly qualified personnel employed in its research and development department.